4







                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8_K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                       Date of Report:  October 6, 1995




                                U S WEST, INC.


A Delaware    Commission File    IRS Employer Identification
Corporation   Number 1_8611          No. 84_0926774


              7800 East Orchard Road, Englewood, Colorado 80111


                       Telephone Number (303) 793_6500

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Item 5.  Other Events.

Effective October 1, 1995, Richard B. Cheney, who has accepted a position as the President and Chief Executive Officer of Halliburton Co., resigned from Registrant's board of directors.

Item 7.  Exhibits

     4.1 Form of Underwriting Agreement concerning the 6_3/4% Notes due October 1, 2005 issued by U S WEST Capital Funding, Inc.

     4.2 Form of Note concerning the 6_3/4% Notes due October 1, 2005 issued by U S WEST Capital Funding, Inc.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             U S WEST, Inc.

                             /s/ STEPHEN E. BRILZ
                             By:___________________________
                                 Stephen E. Brilz
                                 Senior Attorney and
                                 Assistant Secretary

Dated:  October 6, 1995